Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2011

KINGOLD JEWELRY, INC.
 (Name of Registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

15 Huangpu Science and Technology Park
Jiang’an District
Wuhan, Hubei Province, PRC 430023
(011) 86 27 65660703
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On May 10, 2011, Kingold Jewelry, Inc., a Delaware corporation ("Kingold"), issued a press release announcing its results of operations for the first quarter of 2011. The press release included Kingold’s consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows for the three-month period ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  — Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1
Press release titled “Kingold Jewelry, Inc. Reports Record First Quarter 2011 Results -- Launches New Line of 24-Karat Gold Investment Oriented Products” issued by Kingold Jewelry, Inc. on May 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:    May 10, 2011

Kingold Jewelry, Inc.

By:	/s/Bin Liu
Bin Liu Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1
Press release titled “Kingold Jewelry, Inc. Reports Record First Quarter 2011 Results -- Launches New Line of 24-Karat Gold Investment Oriented Products” issued by Kingold Jewelry, Inc. on May 10, 2011.